Exhibit 99.1





FOR IMMEDIATE RELEASE

CONTACTS:             Media                 Glen Mathison     (415) 636-5448
                      Investors/Analysts    Rich Fowler       (415) 636-9869


                        SCHWAB REPORTS QUARTERLY RESULTS
               NET NEW ASSETS TOTAL $23 BILLION, REVENUES RISE 14%


     SAN FRANCISCO, October 17, 2005 - The Charles Schwab Corporation announced today that its net income for the quarter ended September 30, 2005 was $207 million. In comparison, the Company reported a net loss of $41 million for the third quarter of 2004 and net income of $186 million for the second quarter of 2005. For the nine months ended September 30, 2005, the Company's net income was $538 million, compared with net income of $233 million during the same period in 2004.



                                Three Months Ended       Nine Months Ended
                                 --September 30,--  %    --September 30,--  %
Financial Highlights               2005     2004  Change   2005     2004  Change
--------------------------------------------------------------------------------

  Revenues (in millions)         $1,138   $1,000    14%  $3,284   $3,142     5%
  Net income (loss) (in millions)  $207     $(41)   n/m    $538     $233   131%
  Diluted earnings per share       $.16    $(.03)   n/m    $.41     $.17   141%
  Pre-tax profit margin(1)        28.9%      7.2%         26.7%    15.4%
  Return on stockholders' equity    19%      (3)%           16%       7%

1.  From continuing operations.

n/m - not meaningful
--------------------------------------------------------------------------------
Note: The three and nine month periods ended September 30, 2004 reflect after-tax restructuring charges of $70 million and $71 million, respectively, and after-tax losses from discontinued operations of $87 million and $79 million, respectively. See Reconciliation of Net Income to Adjusted Operating Income for additional information.

     Chairman and CEO Charles Schwab commented, "Over the last fifteen months, our primary focus has been restoring our value proposition and reconnecting with our clients. Our success in this effort is reflected in Schwab's business momentum - September marked our fourth consecutive month of net new assets in excess of $6 billion and our net new assets of $23.4 billion for the third quarter of 2005 were 80% higher than last year's third quarter. Total client assets set a new record of $1.166 trillion at month-end September, up 16% from September 2004. Our total revenues increased by 14% versus a year ago and our net income rose to $207 million for the quarter, the second-highest level in our history."

     "To build on this foundation, Schwab is now focused on forging a new era of profitable growth by developing stronger relationships with our clients and helping them achieve better financial outcomes," Mr. Schwab continued. "Our commitment to driving profitable growth is reflected in our recent announcements regarding a new national advertising campaign, eliminating account service and order handling fees, and the expanded availability of managed accounts to all of our retail brokerage clients."

     CFO Christopher Dodds said, "Schwab has now achieved ten consecutive quarterly increases in its non-trading revenues, as the Company continues to benefit from its strength in attracting client assets and the rising interest rate environment. Non-trading revenues accounted for 84% of Schwab's total third quarter revenues. Our revenue growth, combined with our ongoing focus on expense discipline, yielded a 29% pre-tax margin for the third quarter of 2005 and a year-to-date pre-tax margin of 27%. Capital management remains a priority - we limited our capital expenditures to $25 million and repurchased $190 million of common stock during the third quarter, which helped the Company achieve a 19% return on equity, the highest quarterly level since the first quarter of 2000."

     Mr. Dodds added, "Client engagement continues to be strong thus far in October - daily average revenue trades for the first nine trading days of the month totaled 229,000."

Business highlights for the third quarter (data as of quarter-end unless otherwise noted):

Advised Investing
o   For  accounts  at the Company  with an ongoing  advice  component  (includes
    accounts   enrolled  in  Schwab   Private   Client(TM)  and  Schwab  Advised
    Investing(TM), accounts managed by independent investment advisors (IAs), and U.S. Trust(R) accounts):
        o    Net new client assets during the quarter = $16.4 billion.
        o    Total assets = a record $568 billion, up 20% year-over-year.
        o    Total number of accounts = 1.6 million.

Individual Investor Business
o Number of clients enrolled in Schwab Private Client and Schwab Advised Investing = 55,600, up 7% from the prior quarter.
o Eliminated account service fees on U.S. individual brokerage accounts(1) and the $3.00 order handling fee on equity trades.
o Enhanced operating efficiency and client service by automating the archival of forms and electronic signatures.

Schwab Institutional(R) Business
o Total client assets associated with Schwab Institutional (SI) = $388 billion, up 23% year-over-year.
o Client assets new to the Schwab Advisor Network(R) program during the quarter = $1.7 billion, up 17% year-over-year.
o Client assets at Schwab associated with IA referral programs = $28.5 billion, up 25% year-over-year.
o Announced enhancements to the PortfolioCenter(R) portfolio management system, with the addition of Export Wizard and PortfolioCenter Relationship Manager(R), which help IAs identify the difference between a portfolio's investment holdings and its target allocation, and enable them to more efficiently prepare and transmit trade instructions.
o Hosted the IMPACT(R) 2005 Conference, drawing a record number of more than 2,000 IAs, exhibitors and strategic partners, and featuring more than 30 educational sessions, forums and workshops.

Corporate Services Business
o   Net new assets during the quarter = $2.3 billion.
o Total client assets in employer-sponsored retirement plans at Schwab = $143 billion, up 17% year-over-year.


--------------------------------
1 Account service fees are periodic fees automatically charged to accounts that fail to meet asset, trading, or other published thresholds. Other fees still apply. Accounts exempt from account service fees are subject to a minimum balance charge of $30 per quarter for brokerage accounts or $50 per year for IRAs if, after receipt of notice and a notice period, their assets remain below account opening minimums of $2,500 for brokerage accounts or $2,000 for IRAs. The minimum balance charge is waived for accounts of households with balances of at least $10,000 or at least eight equity and/or options trades in the preceding 12 months. Excludes QRP, CRA, individual 401(k), 403(b)(7), SIMPLE IRA - plan level accounts, and all accounts held by clients who reside outside the U.S., its territories or possessions.

U.S. Trust Business
o Total referrals from Schwab to U.S. Trust were over 350, compared with over 360 in the prior quarter.
o Client assets at U.S. Trust associated with the referral program = $5.6 billion, up 33% year-over-year and up $586 million from the prior quarter.
o   Total client assets at U.S. Trust = $146.9 billion, up 7% year-over-year.

Products
o Total client assets held in third-party Mutual Fund OneSource(R) funds = $131 billion, up 14% year-over-year.
o Total client assets held in proprietary funds (Schwab Funds(R), Excelsior(R) and other) = $161 billion, up 6% year-over-year.
o Total client assets held in fixed income securities = $151 billion, up 11% year-over-year.
o   For Charles Schwab Bank, N.A.:
        o    Balance sheet assets = $5.9 billion, up 14% from the prior quarter.
        o    Outstanding mortgage and home equity loans = $1.8 billion.
        o    First mortgage originations during the quarter = $423 million.
o Launched the Schwab Large-Cap Growth Fund(TM), a new fund that seeks long-term capital growth and will use Schwab Equity Ratings(R) to help identify stocks with excellent performance potential.
o Debuted Schwab's ETF Center, offering clients access to exchange traded funds (ETF) through a single location that integrates research, selection, ratings, analysis and trading.
o Commenced offering a number of Schwab mutual funds, including most of Schwab's active equity funds, all 10 fixed income funds and the Laudus MarketMasters Funds(TM), through third-party distributors to non-Schwab clients.

    The Charles Schwab Corporation (NYSE / Nasdaq: SCH), through its operating subsidiaries, provides securities brokerage and financial services to individual investors and the independent investment advisors who work with them. With over 7 million individual investor accounts and more than $1 trillion in client assets, The Charles Schwab Corporation is one of the nation's largest financial services firms. Its subsidiary Charles Schwab & Co., Inc. (member SIPC) provides a complete range of investment services and products, including an extensive selection of mutual funds; financial planning and investment advice; retirement plans; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent fee-based investment advisors. Its subsidiary Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The corporation's other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader(R), Inc. (member
SIPC). These companies' Web sites can be reached at www.schwab.com, www.schwabbank.com, www.ustrust.com, and www.cybertrader.com.

                                       ###


                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Three Months                  Nine Months
                                                                                      Ended                         Ended
                                                                                   September 30,                September 30,
                                                                                2005          2004           2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Revenues
   Asset management and administration fees                                    $  584        $  523         $1,683        $1,547
   Trading revenue                                                                187           185            581           807
      Interest revenue                                                            509           317          1,385           855
      Interest expense                                                           (178)          (72)          (483)         (177)
                                                                              ---------     ---------      ---------     ---------
   Net interest revenue                                                           331           245            902           678
   Other                                                                           36            47            118           110
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,138         1,000          3,284         3,142
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
   Compensation and benefits                                                      481           455          1,390         1,430
   Occupancy and equipment                                                         83            97            246           299
   Professional services                                                           66            62            185           181
   Depreciation and amortization                                                   52            58            157           167
   Communications                                                                  46            53            145           170
   Advertising and market development                                              39            43            118           151
   Restructuring charges                                                           (4)          112             17           114
   Other                                                                           46            48            148           145
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                             809           928          2,406         2,657
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income                          329            72            878           485
Taxes on income                                                                  (123)          (26)          (335)         (173)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                 206            46            543           312
Gain (loss) from discontinued operations, net of tax                                1           (87)            (5)          (79)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                                              $  207        $  (41)        $  538        $  233
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                            1,308         1,364          1,316         1,370
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share - Basic
   Income from continuing operations                                           $  .16        $  .03         $  .42        $  .23
   Gain (loss) from discontinued operations, net of tax                             -        $ (.06)        $ (.01)       $ (.06)
   Net income (loss)                                                           $  .16        $ (.03)        $  .41        $  .17

Earnings Per Share - Diluted
   Income from continuing operations                                           $  .16        $  .03         $  .41        $  .23
   Gain (loss) from discontinued operations, net of tax                             -        $ (.06)             -        $ (.06)
   Net income (loss)                                                           $  .16        $ (.03)        $  .41        $  .17
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                            $ .022        $ .020         $ .064        $ .054
------------------------------------------------------------------------------------------------------------------------------------


See Notes to Consolidated Statement of Income and Financial and Operating Highlights.



                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                        |      2005              |              2004               |     2003      |
------------------------------------------------------------------------------------------------------------------------------------
                                                         Third   Second   First   Fourth   Third   Second   First   Fourth  Third
(In millions, except per share amounts and as noted)     Quarter Quarter  Quarter Quarter  Quarter Quarter  Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues
     Asset management and administration fees            $  584  $  552   $  547  $  544   $  523  $  517   $  507  $  487  $  468
     Trading revenue (1)                                    187     187      207     218      185     261      361     327     312
     Interest revenue, net of interest expense              331     297      274     258      245     224      209     193     181
     Other                                                   36      51       31      40       47      32       31      55      36
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     1,138   1,087    1,059   1,060    1,000   1,034    1,108   1,062     997
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
     Compensation and benefits                              481     455      454     447      455     493      482     435     418
     Occupancy and equipment                                 83      81       82      90       97     100      102     108     106
     Professional services                                   66      57       62      64       62      61       58      52      44
     Depreciation and amortization                           52      51       54      59       58      53       56      65      69
     Communications                                          46      48       51      53       53      56       61      59      59
     Advertising and market development                      39      43       36      33       43      46       62      39      31
     Restructuring charges (2)                               (4)      -       21     100      112       2        -      17      35
     Other                                                   46      49       53      54       48      54       43      54      39
------------------------------------------------------------------------------------------------------------------------------------
Total                                                       809     784      813     900      928     865      864     829     801
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income    329     303      246     160       72     169      244     233     196
Taxes on income                                            (123)   (117)     (95)    (58)     (26)    (62)     (85)    (87)    (72)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                           206     186      151     102       46     107      159     146     124
Gain (loss) from discontinued operations, net of tax          1       -       (6)    (49)     (87)      6        2       2       3
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                        $  207  $  186   $  145  $   53   $  (41) $  113   $  161  $  148  $  127
====================================================================================================================================
Basic earnings (loss) per share                          $  .16  $  .14   $  .11  $  .04   $ (.03) $  .08   $  .12  $  .11  $  .09
Diluted earnings (loss) per share                        $  .16  $  .14   $  .11  $  .04   $ (.03) $  .08   $  .12  $  .11  $  .09
Dividends declared per common share                      $ .022  $ .022   $ .020  $ .020   $ .020  $ .020   $ .014  $ .014  $ .014
Weighted-average common shares outstanding - diluted      1,308   1,314    1,326   1,348    1,364   1,373    1,375   1,371   1,366
------------------------------------------------------------------------------------------------------------------------------------
Performance Measures
     Revenue growth (decline) over prior year's quarter     14%      5%     (4%)       -        -      6%      28%     12%      1%
     Pre-tax profit margin from continuing operations     28.9%   27.9%    23.2%   15.1%     7.2%   16.3%    22.0%   21.9%   19.7%
     Return on stockholders' equity (3)                     19%     17%      13%      5%     (3%)     10%      14%     13%     12%
------------------------------------------------------------------------------------------------------------------------------------
Financial Condition (at quarter end)
     Cash and investments segregated (in billions)       $ 15.5  $ 17.4   $ 18.5  $ 19.0   $ 19.6  $ 20.5   $ 20.8  $ 21.3  $ 22.4
     Receivables from brokerage clients (in billions)    $ 10.4  $  9.9   $  9.7  $  9.8   $  9.2  $  9.3   $  9.3  $  8.6  $  7.7
     Total assets (in billions)                          $ 45.4  $ 46.5   $ 46.4  $ 47.1   $ 45.9  $ 47.3   $ 46.3  $ 45.9  $ 43.8
     Payables to brokerage clients (in billions)         $ 23.9  $ 25.4   $ 26.4  $ 27.2   $ 25.9  $ 26.9   $ 26.5  $ 27.2  $ 26.1
     Long-term debt (in millions)                        $  537  $  565   $  577  $  585   $  611  $  645   $  779  $  772  $  776
     Stockholders' equity (in millions)                  $4,349  $4,318   $4,275  $4,386   $4,555  $4,732   $4,662  $4,461  $4,312
------------------------------------------------------------------------------------------------------------------------------------
Other
     Full-time equivalent employees (at quarter end,
       in thousands)                                       13.7    13.6     13.9    14.2     14.8    16.3     16.5    16.0    15.7
     Capital expenditures - cash purchases of equipment,
       office facilities, property, and internal-use
       software development costs, net (in millions)     $   25  $   29   $   23  $   43   $   66  $   51   $   34  $   50  $   36
------------------------------------------------------------------------------------------------------------------------------------
Clients' Daily Average Trades (in thousands) (4)
     Revenue trades (5)                                   194.7   176.5    191.3   177.7    128.1   142.2    178.0   161.7   145.1
     Schwab Institutional(R) (6)                           12.7    10.2      9.9     8.7      8.2     8.4      8.5     N/A     N/A
     Schwab Private Client(TM) (7)                         14.2    11.3     10.0     9.4      7.8     6.8      5.6     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     221.6   198.0    211.2   195.8    144.1   157.4    192.1     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
Active Trader Daily Average Revenue Trades
     (in thousands) (5,8)                                 115.6   101.8    106.0    98.0     66.1    72.5     91.5    80.8    72.9
------------------------------------------------------------------------------------------------------------------------------------
Average Revenue Per Revenue Trade (5)                    $15.05  $16.28   $17.95  $19.32   $22.96  $30.06   $33.16  $32.60  $34.11
------------------------------------------------------------------------------------------------------------------------------------

(1)  Trading revenue includes commission and principal transaction revenues.
(2)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(3)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(4)  Schwab Institutional(R) and Schwab Private Client(TM) (SPC) trading information for periods prior to 2004 is not available.
(5)  Revenue trades include all client trades (both  individuals and institutions)  that generate trading revenue (i.e.,  commission revenue or revenue from fixed income securities trading); also known as DART.
(6)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(7)  Includes eligible trades placed by individual  investors  enrolled in SPC. Specified levels of trading activity are included in
     SPC fees.
(8)  Active Trader includes all CyberTrader  clients and Schwab clients enrolled in Schwab's Active Trader offer. Active Trader DART is included in total DART above.
N/A  Not available.

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.




                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)

                                                                        |  2005 |              2004               |      2003      |
------------------------------------------------------------------------------------------------------------------------------------
                                                                         First   Fourth   Third    Second  First   Fourth   Third
(In millions)                                                            Quarter Quarter  Quarter  Quarter Quarter Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                                 $1,059  $1,060   $1,000   $1,034  $1,108  $1,062   $  997
    Non-operating revenue (1)                                                 -       -      (14)       -       -     (17)       -
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                                       $1,059  $1,060   $  986   $1,034  $1,108  $1,045   $  997
====================================================================================================================================

Net income (loss)                                                        $  145  $   53   $  (41)  $  113  $  161  $  148   $  127
    Adjustments to reconcile net income (loss)
       to adjusted operating income:
         Other income (1)                                                     -       -      (14)       -       -     (17)       -
         Restructuring charges (2)                                           21     100      112        2       -      17       35
------------------------------------------------------------------------------------------------------------------------------------
               Total adjusted items                                          21     100       98        2       -       -       35
         Tax (benefit) expense                                               (8)    (38)     (37)      (1)      -       1      (15)
         Loss (gain) from discontinued operations,
              net of tax (3)                                                  6      49       87       (6)     (2)     (2)      (3)
------------------------------------------------------------------------------------------------------------------------------------
     Total adjusted items, net of tax                                        19     111      148       (5)     (2)     (1)      17
------------------------------------------------------------------------------------------------------------------------------------
Adjusted operating income, after tax  (4)                                $  164  $  164   $  107   $  108  $  159  $  147   $  144
====================================================================================================================================

(1)  Primarily consists of pre-tax gains recorded on sales of investments.

(2)  Restructuring  charges  reflect The Charles  Schwab  Corporation's  (the  Company's)  2004 cost  reduction  effort and previous restructuring  initiatives under the Company's plan to reduce operating  expenses due to continued  economic  uncertainties and difficult market conditions. These charges primarily include workforce,  facilities,  systems hardware, software, and equipment reductions.

(3)  Represents the summarized impact of the Company's sales of its capital markets business and its U.K. brokerage  subsidiary.  In the first quarter of 2005,  includes a tax adjustment,  severance  costs for  transitional  employees,  and facility exit costs associated with the Company's sale of its capital markets business.

(4)  In evaluating the Company's  financial  performance  through the first quarter of 2005,  management has used adjusted operating income,  a non-GAAP  income  measure which  excludes  items as detailed in the table above.  Management  believes that adjusted operating income was a useful indicator of its historical  financial  performance,  and a tool that provided meaningful insight into financial performance without the effects of certain material items.




                                                   The Charles Schwab Corporation
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



   The Company
      The consolidated  statement of income and financial and operating  highlights  include The Charles Schwab  Corporation and its majority-owned  subsidiaries  (collectively  referred to as the  Company),  including  Charles  Schwab & Co.,  Inc.,  U.S.  Trust
   Corporation, and CyberTrader,  Inc. Prior period amounts have been adjusted to summarize the impact of the Company's sales of its capital markets business,  Schwab Soundview Capital Markets,  and its U.K. brokerage  subsidiary,  Charles Schwab Europe, in gain
   (loss) from discontinued  operations.  The consolidated statement of income and financial and operating highlights should be read in conjunction with the consolidated  financial statements and notes thereto included in the Company's 2004 Annual Report on Form
   10-K for the year ended  December 31, 2004 and the  Company's  Quarterly  Reports on Form 10-Q for the periods ended March 31 and
   June 30,  2005.  Certain  prior  periods'  revenues  and  expenses  have been  reclassified  to conform  with the current  period presentation. All material intercompany balances and transactions have been eliminated.

                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                             (Unaudited)

                                                 |           2005           |               2004                |      2003        |
------------------------------------------------------------------------------------------------------------------------------------
                                                  Third    Second   First     Fourth   Third    Second   First    Fourth   Third
(In billions, at quarter end, except as noted)    Quarter  Quarter  Quarter   Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
   Schwab One(R), other cash equivalents and
       deposits from banking clients              $   36.3 $   37.0 $   37.5  $   37.2 $   35.7 $   36.5 $   35.4 $   34.2 $   31.8
   Proprietary funds (Schwab Funds(R),
       Excelsior(R) and other):
       Money market funds                            111.2    109.7    112.0     111.8    114.0    115.0    116.3    119.2    124.4
       Equity and bond funds                          50.1     46.3     46.4      43.1     38.4     37.5     36.8     34.2     30.7
------------------------------------------------------------------------------------------------------------------------------------
          Total proprietary funds                    161.3    156.0    158.4     154.9    152.4    152.5    153.1    153.4    155.1
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Fund Marketplace(R) (1):
       Mutual Fund OneSource(R)                      130.7    125.1    122.2     127.8    114.5    115.2    115.1    101.5     90.1
       Mutual fund clearing services                  57.3     51.2     47.1      44.2     38.1     33.9     37.5     33.5     28.4
       Other third-party mutual funds                138.1    126.4    120.3     114.4    103.6    101.7    100.5     98.4     88.3
------------------------------------------------------------------------------------------------------------------------------------
          Total Mutual Fund Marketplace              326.1    302.7    289.6     286.4    256.2    250.8    253.1    233.4    206.8
------------------------------------------------------------------------------------------------------------------------------------
             Total mutual fund assets                487.4    458.7    448.0     441.3    408.6    403.3    406.2    386.8    361.9
------------------------------------------------------------------------------------------------------------------------------------
   Equity and other securities (1,2)                 500.8    472.6    459.6     472.0    429.2    437.0    431.7    424.0    368.3
   Fixed income securities (2)                       151.2    147.0    141.7     140.5    136.5    130.6    132.1    130.2    122.2
   Margin loans outstanding                          (10.2)    (9.7)    (9.6)     (9.8)    (9.1)    (9.1)    (9.1)    (8.5)    (7.5)
------------------------------------------------------------------------------------------------------------------------------------
   Total client assets                            $1,165.5 $1,105.6 $1,077.2  $1,081.2 $1,000.9 $  998.3 $  996.3 $  966.7 $  876.7
====================================================================================================================================

Net growth in assets in client accounts
   (for the quarter ended)
   Net new client assets (3)                      $   23.4 $   11.2 $   16.1  $   16.8 $   13.0 $    6.7 $   13.8 $   24.9 $   10.6
   Net market gains (losses)                          36.5     17.2    (20.1)     63.5    (10.4)    (4.7)    15.8     65.1     21.4
------------------------------------------------------------------------------------------------------------------------------------
   Net growth (decline)                           $   59.9 $   28.4 $   (4.0) $   80.3 $    2.6 $    2.0 $   29.6 $   90.0 $   32.0
====================================================================================================================================

U.S. Trust client assets (4)                      $  146.9 $  139.8 $  138.8  $  141.1 $  137.3 $  137.0 $  135.8 $  137.2 $  116.1
------------------------------------------------------------------------------------------------------------------------------------

New client accounts
   (in thousands, for the quarter ended)             128.7    144.3    150.6     133.6    114.2    139.1    159.8    145.5    123.9
Active client accounts (in millions) (5)               7.1      7.2      7.3       7.3      7.4      7.5      7.5      7.5      7.6
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  All amounts have been adjusted to reclassify  exchange-traded unit investment trusts from fixed income securities to equity and other securities.
(3)  Includes inflows of $3.0 billion in the third quarter of 2005 at U.S. Trust related to two Special Fiduciary  business clients.
     Includes a one-time  special  dividend  from  Microsoft  Corporation  of $1.2 billion in the fourth  quarter of 2004.  Includes individual  inflows  (outflows)  of $2.1  billion and ($6.0)  billion in the third and second  quarters of 2004,  respectively, related to mutual fund clearing clients.  Includes inflows of $12.1 billion in the fourth quarter of 2003 at U.S. Trust related to the  acquisition of State Street  Corporation's  Private Asset  Management  group.  Data excludes  mutual fund capital gains reinvestments, which were $3.7 billion and $1.1 billion in the fourth quarters of 2004 and 2003, respectively.
(4)  Included in total client assets above.
(5)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.

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



                          The Charles Schwab Corporation Monthly Market Activity Report For September 2005
                                     Investor activity for 7.1 million active client accounts(1)



                                     2004                                2005
                                      Sep      Oct      Nov     Dec       Jan       Feb      Mar     Apr      May      Jun     Jul
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
    Net New Assets (2)                5.9      3.9      4.6     8.3       4.0       6.3      5.8     1.1      3.9      6.2     6.3
    Net Market Gains (Losses)        12.5     10.3     32.0    21.2     (17.7)     15.0    (17.4)  (16.8)    26.9      7.1    30.4
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets
  (at month end, in billions
   of dollars)                    1,000.9  1,015.1  1,051.7 1,081.2   1,067.5   1,088.8  1,077.2 1,061.5  1,092.3  1,105.6 1,142.3
====================================================================================================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,080   10,028   10,428  10,783    10,490    10,766   10,504  10,193   10,468   10,275  10,641
    Nasdaq Composite                1,897    1,975    2,097   2,175     2,062     2,052    1,999   1,922    2,068    2,057   2,185
    Standard & Poor's 500           1,115    1,130    1,174   1,212     1,181     1,204    1,181   1,157    1,192    1,191   1,234
    Schwab 1000                     3,584    3,637    3,783   3,911     3,809     3,884    3,813   3,736    3,865    3,881   4,028

Clients' Daily Average Trades
  (in thousands)
    Revenue Trades (3)              132.5    153.7    192.1   187.3     185.9     190.9    196.6   182.7    169.4    177.3   189.5
    Schwab Institutional(R) (4)       8.2      8.6      8.6     8.7      10.0       9.7     10.0    10.3      9.5     10.8    12.6
    Schwab Private Client(TM) (5)     8.0      8.3      9.9    10.1      10.2      10.3      9.6    10.8     11.4     11.5    12.0
------------------------------------------------------------------------------------------------------------------------------------
      Total                         148.7    170.6    210.6   206.1     206.1     210.9    216.2   203.8    190.3    199.6   214.1
====================================================================================================================================

Daily Average Market Share Volume
  (in millions)
    NYSE                            1,322    1,543    1,494   1,463     1,618     1,578    1,683   1,693    1,502    1,516   1,479
    Nasdaq                          1,511    1,731    1,828   2,042     2,172     1,950    1,849   1,839    1,686    1,748   1,674
------------------------------------------------------------------------------------------------------------------------------------
      Total                         2,833    3,274    3,322   3,505     3,790     3,528    3,532   3,532    3,188    3,264   3,153
====================================================================================================================================

Mutual Fund Net Buys (Sells) (6)
  (in millions of dollars)
    Large Capitalization Stock      202.3    189.3    465.7    75.6     137.4     547.6    106.5    91.8    388.3    364.5   236.0
    Small / Mid Capitalization
        Stock                       336.8    434.1    719.9   454.7      46.8     573.2    514.5    39.0    150.7    486.8   438.8
    International                   445.8    441.0    884.2   893.8     946.4   1,115.6  1,006.6   587.5    485.7    411.7   513.7
    Specialized                     147.9     (8.5)    77.9   (34.4)     67.7     250.2    334.4   120.6     94.9    224.7   199.7
    Hybrid                          256.4    243.8    227.5   228.1     250.4     359.0    276.3   216.5    197.2    196.9   265.9
    Taxable Bond                    821.9    716.2    451.0   293.7     554.2     859.1    410.1   374.9    437.1    847.9   601.4
    Tax-Free Bond                    30.5     22.2     (7.5)  300.4     249.3     215.3    114.9   (67.8)   117.1    179.7   115.1
    Money Market Funds           (1,249.9)(1,165.3)(1,322.2)  (22.8)  1,122.0  (1,575.9)   214.6  (985.5)  (469.6)(1,409.0)    6.5

                                   Clients opened 43,300 new
                                accounts during September 2005.

                                                          % change
                                      Aug       Sep      Mo.      Yr.*
----------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
    Net New Assets (2)               10.3       6.8    (34%)      15%
    Net Market Gains (Losses)        (2.8)      8.9
----------------------------------------------------

Total Client Assets
  (at month end, in billions
   of dollars)                    1,149.8   1,165.5      1%       16%
====================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,482    10,569      1%        5%
    Nasdaq Composite                2,152     2,152      --       13%
    Standard & Poor's 500           1,220     1,229      1%       10%
    Schwab 1000                     3,983     4,009      1%       12%

Clients' Daily Average Trades
  (in thousands)
    Revenue Trades (3)              189.1     205.7      9%       55%
    Schwab Institutional(R) (4)      11.8      13.8     17%       68%
    Schwab Private Client(TM) (5)    14.4      16.0     11%      100%
----------------------------------------------------
      Total                         215.3     235.5      9%       58%
====================================================

Daily Average Market Share Volume
  (in millions)
    NYSE                            1,441     1,683     17%       27%
    Nasdaq                          1,539     1,716     12%       14%
----------------------------------------------------
      Total                         2,980     3,399     14%       20%
====================================================
Mutual Fund Net Buys (Sells) (6)
  (in millions of dollars)
    Large Capitalization Stock      198.5     386.3
    Small / Mid Capitalization
        Stock                       374.3     332.1
    International                   765.7     945.7
    Specialized                      78.8     230.1
    Hybrid                          177.5     261.4
    Taxable Bond                    761.4     678.5
    Tax-Free Bond                   113.4      61.7
    Money Market Funds              944.6    (286.2)

(1)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.
(2)  August 2005 data includes inflows of $3.0 billion at U.S. Trust related to two Special  Fiduciary  business  clients.  December
     2004 data includes a one-time  special  dividend from Microsoft  Corporation  of $1.2 billion.  September 2004 data includes an individual  inflow of $2.1  billion  related to a mutual  fund  clearing  client.  Data  excludes  mutual  fund  capital  gains reinvestments, which were $3.7 billion in December 2004.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(5)  Includes eligible  trades  placed  by individual investors  enrolled in  Schwab Private Client(TM) (SPC).  Specified  levels of trading activity are included in SPC fees.
(6)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in Schwab Funds(R),  Excelsior(R)  Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment  Managers.  Effective in March 2005,  money market fund net buys (sells) include all  Excelsior(R)
     Fund transactions. Prior amounts have been adjusted to reflect this presentation.



            * September 2005 vs. September 2004             The Charles Schwab Corporation

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